UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

FRANKLIN FINANCIAL NETWORK, INC.

(Exact name of registrant as specified in charter)

Tennessee	333-193951	20-8839445
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

722 Columbia Avenue, Franklin, Tennessee 37064

(Address of Principal Executive Offices)

615-236-2265

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On February 19, 2015, Franklin Synergy Bank (the “Bank”), a wholly-owned subsidiary of Franklin Financial Network, Inc. (the “Company”), closed on its previously announced sale and leaseback transaction, pursuant to which the Bank sold the real estate of three of its branches in Rutherford County, Tennessee to Murfreesboro Branches, LLC (“Buyer”), an affiliate of Henry W. Brockman and Dr. David H. Kemp, each of whom are directors of the Bank and the Company, for a purchase price of $4,095,000 (the “Sale”). In connection with the closing of the Sale, the Bank and Buyer entered into new leases for the properties, dated February 19, 2015 (the “New Leases”), on substantially the same terms as the leases dated December 5, 2014 and filed as Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K dated December 5, 2014 and filed with the Commission on December 11, 2014 (the “Original Leases”). The New Leases each have a term of 13 years, and the New Leases supersede and replace the Original Leases. The foregoing summary of the New Leases does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Leases, filed as Exhibits 10.1, 10.2, and10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, for the property located at 2610 Old Fort Parkway, Murfreesboro, Tennessee

10.2	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, for the property located at 724 President Place, Smyrna, Tennessee

10.3	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, for the property located at 2782 South Church Street, Murfreesboro, Tennessee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2015

FRANKLIN FINANCIAL NETWORK, INC.

By:	/s/ Sally P. Kimble
Sally P. Kimble
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, for the property located at 2610 Old Fort Parkway, Murfreesboro, Tennessee

10.2	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, for the property located at 724 President Place, Smyrna, Tennessee

10.3	Triple Net Office Lease Agreement, by and between Murfreesboro Branches, LLC and Franklin Synergy Bank, for the property located at 2782 South Church Street, Murfreesboro, Tennessee